UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report: May 5, 2022

(Date of earliest event reported)

ME RENEWABLE POWER CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-202234	30-8045224
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IR.S. Employer Identification No.)

No. 19, Jalan Berjaya Baru, Taman Berjaya Baru, 43000,
Kajang Selangor, Malaysia
(Address of principal executive offices)

+6087-504857
(Registrant’s telephone number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On May 5, 2022, the Board of Directors (the “Board”) of ME Renewable Power Corporation (the “Company”) approved the dismissal of Boyle CPA, LLC (“Boyle”), as the Company’s independent registered public accounting firm, effective immediately, and the engagement of Victor Mokuolu, CPA PLLC (“Mokuolu”) as the Company’s new independent registered public accounting firm as of and for the year ending December 31, 2021. As described below, the change in independent registered public accounting firm is not the result of any disagreement with Boyle.

The auditor reports by Boyle contained in the financial statements of the Company for the years ended December 31, 2020 and 2019, filed as part of the annual reports on Form 10-K for the years ended December 31, 2020 and 2019, did not contain an adverse opinion or disclaimer of opinion or were qualified or modified as to uncertainty, audit scope or accounting principles, other than to state that there is substantial doubt as to the Company’s ability to continue as a going concern, During the fiscal years ended December 31, 2020 and 2019 and through May 5, 2022, the date of dismissal, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and Boyle on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Boyle’s satisfaction, would have caused Boyle to make reference thereto in its report; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Boyle with a copy of the disclosures in this Form 8-K and requested that Boyle furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”), stating whether it agrees with the statements made herein and if not, stating in what respects it does not agree. A copy of Boyle’ letter to the SEC, dated May 5, 2022, is filed as Exhibit 16.1 to this Form 8-K.

The Company has authorized Boyle to respond fully to all inquiries of Mokuolu.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES

Dated: May 5, 2022	/s/Peter Rooney
Name: Peter Rooney
Title: President